Exhibit 10.11

BLACKWATER MIDSTREAM CORP.

SECRETARY'S CERTIFICATE

The undersigned, Dale Chatagnier, Secretary of Blackwater Midstream Corp., a Nevada corporation (the "Company"), does hereby certify as follows:

1.
Attached hereto as Exhibit A is a true, complete and correct copy of the resolutions adopted by the Directors of the Company, dated as of July 9, 2010, approving the purchase of NuStar Terminals Operations Partnership L.P.'s assets at the Brunswick, Georgia Terminal to, pursuant to an Asset Purchase Agreement dated April 1, 2010 (“Agreement”). Such resolutions have not been amended, altered, modified, or revoked and remain in full force and effect on the date hereof.

2.
On and as of the date hereof, the person whose name appears below is a duly elected, qualified, and acting officer of the Company and holds the office set forth opposite its name, and the signature appearing opposite its name is its genuine signature or an accurate facsimile thereof.

Name	Title	Signature
Dale Chatagnier	Secretary	/s/ Dale Chatagnier

IN WITNESS WHEREOF, I have hereunto set my hand effective as of the 15th day of July, 2010.

/s/ Dale Chatagnier
Dale Chatagnier, Secretary

ATTEST:

/s/ Michael D. Suder
Michael D. Suder, President

EXHIBIT A

RESOLUTION

UNANIMOUS CONSENT RESOLUTIONS
OF THE DIRECTORS OF
BLACKWATER MIDSTREAM CORP.

PURCHASE OF ASSETS AND
ASSUMPTION OF LEASE OBLIGATIONS
AT BRUNSWICK, GEORGIA FACILITY FROM
NUSTAR TERMINALS OPERATIONS PARTNERSHIP L.P.

The undersigned, being all of the members of the Board of Directors of Blackwater Midstream Corp., a Nevada corporation (the "Company"), hereby take the following actions and adopt the following resolutions by unanimous consent pursuant to the Nevada Corporations Code and the By-Laws of the Company:

WHEREAS, the Company is the Manager of Blackwater Georgia, L.L.C., a Georgia limited liability company (“Blackwater Georgia”);

WHEREAS, Blackwater Georgia has entered into that certain Asset Purchase Agreement with Nustar Terminals Operations Partnership L.P. ("NuStar"), dated as of April 1, 2010 (the “Purchase Agreement”) pursuant to which Blackwater Georgia will acquire certain assets from NuStar related to a storage facility situated in Brunswick, Georgia (the "Assets"), and assume lease obligations on lands and improvements described on the attached Exhibit A (the land and improvements located thereon shall be collectively referred to as the "Property"); and

WHEREAS, the Purchase Agreement provides, among other things, that the Company shall guarantee the prompt payment and performance of any and all obligations of Blackwater Georgia arising under the Purchase Agreement, including without limitation, Blackwater Georgia's indemnification obligations under Article IX of the Purchase Agreement.

NOW, THEREFORE, BE IT:

RESOLVED, that Blackwater Georgia purchase the Assets from, and assume the lease obligations with respect to the Property of, NuStar and/or from any other persons, firm, corporation, or entity with or without legal warranties for the price and sum of One Million Eight Hundred Thousand and No/100 ($1,800,000.00) Dollars, cash, plus the assumption of certain additional obligations and liabilities of NuStar set forth in the Purchase Agreement;

RESOLVED, that the President or Secretary of the Company, or such person's duly appointed attorney-in-fact (each an "Authorized Signatory"), be, and he is hereby, authorized and directed to do any and all things deemed necessary or advisable and in the best interest of the Company, in its capacity as the manager of Blackwater Georgia, in connection with the said purchase and assumption from NuStar, including without limitation, execute an assignment and assumption of lease, assignment and bill of sale, assignment and assumption of permits and contracts, and/or assumption and release agreement, containing such terms, conditions, limitations, provisions, and/or restrictions as he may, in his sole and uncontrolled discretion, deem necessary, proper, and/or advisable, and to enter into any and all other agreements and to do and perform any and all other acts which he may, in his sole and uncontrolled discretion, deem necessary, proper, and/or advisable to carry out the intent of these resolutions, the execution thereof by said Manager to fully evidence the Company’s approval thereof;

FURTHER RESOLVED, that the aforesaid Authorized Signatory be, and he is hereby authorized and directed to bind the Company on a Continuing Guaranty whereby the Company absolutely and unconditionally guarantees to NuStar the prompt payment and performance of any and all obligations of Blackwater Georgia arising under the Purchase Agreement, including without limitation, Blackwater Georgia's indemnification obligations under Article IX of the Purchase Agreement;

FURTHER RESOLVED, that the seal of the Company and the attestation of the signature of the Authorized Signatory by the Secretary or an Assistant Secretary of the Company will not be necessary, but if the seal or such attestation is required by any party in connection with any of the transactions contemplated by these resolutions, the Secretary or any Assistant Secretary of the Company is hereby authorized to attest, for and on behalf of the Company, the signature of the Authorized Signatory upon any instrument, document or other writing executed on behalf of the Company by the Authorized Signatory and to affix the seal of the Company thereto;

FURTHER RESOLVED, that the officers of the Company are hereby severally authorized to (a) sign, execute, certify to, verify and acknowledge, deliver, accept, file and record any and all instruments and documents, and (b) take, or cause to be taken, any and all such action, in the name and on behalf of the Company, as, in any such officer's judgment, is necessary, desirable or appropriate in order to consummate the transactions contemplated by or otherwise to effect the purposes of the foregoing resolutions; and

This Unanimous Consent Resolution may be executed in one or more counterparts and each shall be deemed an original for all purposes and all of which together shall constitute one and the same Unanimous Consent Resolution.

This Unanimous Consent of all the Directors is dated as of July 9, 2010.

/s/ Christopher A. Wilson	/s/ Michael D. Suder
Christopher A. Wilson	Michael D. Suder

/s/ Herbert N. Whitney	/s/ Mathijs Van Houweninge
Herbert N. Whitney	Mathijs Van Houweninge

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